Unaudited condensed consolidated statements of comprehensive income or loss - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Unaudited condensed consolidated statements of comprehensive income or loss
Profit for the period	$ 48,369	$ 7,711	$ 119,421	$ 91,955
Items that may be reclassified subsequently to profit or loss:
Effective portion of changes in fair value of cash flow hedges, net of amounts recycled to profit or loss	972	995	(686)	(103)
Other comprehensive income/(loss) for the period	972	995	(686)	(103)
Total comprehensive income for the period	49,341	8,706	118,735	91,852
Attributable to:
Owners of the Group	46,701	(3,789)	89,838	53,047
Non-controlling interests	$ 2,640	$ 12,495	$ 28,897	$ 38,805